EXHIBIT 24

POWER OF ATTORNEY

    KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Peoples Bancorp Inc., an Ohio corporation, hereby constitutes and appoints Mark F. Bradley, Edward G. Sloane, and Rhonda L. Mears, or any of them, as his true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign Peoples Bancorp Inc.’s  Registration Statement on Form S-3, including any and all amendments (including pre-effective and post-effective amendments), and any documents or instruments related thereto, and to file the same, with any and all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and grants unto each of said attorneys-in-fact and agents, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, and hereby ratifies and confirms all things that each of said attorneys-in-fact and agents, or any of them or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

    IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 26th day of February, 2009.

/s/ CARL L. BAKER, JR.
           [Signature]

                               Carl L. Baker, Jr.
              [Printed Name]

On this 26th day of February, 2009, did appear Carl L. Baker, Jr., a person known by me, and he acknowledged that he did sign this Power of Attorney, and that this is his free act and deed.

                        /s/ ANNE GILLILAND
                                      Notary Public

                                                       ANNE GILLILAND, Notary Public
[Seal]                                                                                        In and For The State of Ohio
                                                       My Commission Expires April 9, 2013

POWER OF ATTORNEY

    KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Peoples Bancorp Inc., an Ohio corporation, hereby constitutes and appoints Mark F. Bradley, Edward G. Sloane, and Rhonda L. Mears, or any of them, as his true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign Peoples Bancorp Inc.’s  Registration Statement on Form S-3, including any and all amendments (including pre-effective and post-effective amendments), and any documents or instruments related thereto, and to file the same, with any and all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and grants unto each of said attorneys-in-fact and agents, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, and hereby ratifies and confirms all things that each of said attorneys-in-fact and agents, or any of them or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

    IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 26th day of February, 2009.

/s/ GEORGE W. BROUGHTON
      [Signature]

                          George W. Broughton
           [Printed Name]

On this 26th day of February, 2009, did appear George W. Broughton, a person known by me, and he acknowledged that he did sign this Power of Attorney, and that this is his free act and deed.

                                                    /s/ ANNE GILLILAND
                                          Notary Public

                                                          ANNE GILLILAND, Notary Public
[Seal]                                                                                          In and For The State of Ohio
                                                          My Commission Expires April 9, 2013

POWER OF ATTORNEY

    KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Peoples Bancorp Inc., an Ohio corporation, hereby constitutes and appoints Mark F. Bradley, Edward G. Sloane, and Rhonda L. Mears, or any of them, as his true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign Peoples Bancorp Inc.’s  Registration Statement on Form S-3, including any and all amendments (including pre-effective and post-effective amendments), and any documents or instruments related thereto, and to file the same, with any and all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and grants unto each of said attorneys-in-fact and agents, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, and hereby ratifies and confirms all things that each of said attorneys-in-fact and agents, or any of them or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

    IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 26th day of February, 2009.

/s/ FRANK L. CHRISTY
      [Signature]

                                Frank L. Christy
             [Printed Name]

On this 26th day of February, 2009, did appear Frank L. Christy, a person known by me, and he acknowledged that he did sign this Power of Attorney, and that this is his free act and deed.

                                                     /s/ ANNE GILLILAND
                                           Notary Public

                                                           ANNE GILLILAND, Notary Public
[Seal]                                                                                           In and For The State of Ohio
                                                           My Commission Expires April 9, 2013

POWER OF ATTORNEY

    KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Peoples Bancorp Inc., an Ohio corporation, hereby constitutes and appoints Mark F. Bradley, Edward G. Sloane, and Rhonda L. Mears, or any of them, as his true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign Peoples Bancorp Inc.’s  Registration Statement on Form S-3, including any and all amendments (including pre-effective and post-effective amendments), and any documents or instruments related thereto, and to file the same, with any and all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and grants unto each of said attorneys-in-fact and agents, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, and hereby ratifies and confirms all things that each of said attorneys-in-fact and agents, or any of them or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

    IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 26th day of February, 2009.

/s/ WILFORD D. DIMIT
      [Signature]

                                Wilford D. Dimit
             [Printed Name]

On this 26th day of February, 2009, did appear Wilford D. Dimit, a person known by me, and he acknowledged that he did sign this Power of Attorney, and that this is his free act and deed.

                                                                /s/ ANNE GILLILAND
                                                      Notary Public

                                                                      ANNE GILLILAND, Notary Public
[Seal]                                                                                                     In and For The State of Ohio
                                                                      My Commission Expires April 9, 2013

POWER OF ATTORNEY

    KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Peoples Bancorp Inc., an Ohio corporation, hereby constitutes and appoints Mark F. Bradley, Edward G. Sloane, and Rhonda L. Mears, or any of them, as his true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign Peoples Bancorp Inc.’s  Registration Statement on Form S-3, including any and all amendments (including pre-effective and post-effective amendments), and any documents or instruments related thereto, and to file the same, with any and all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and grants unto each of said attorneys-in-fact and agents, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, and hereby ratifies and confirms all things that each of said attorneys-in-fact and agents, or any of them or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

    IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 26th day of February, 2009.

/s/ RICHARD FERGUSON
      [Signature]

                              Richard Ferguson
           [Printed Name]

On this 26th day of February, 2009, did appear Richard Ferguson, a person known by me, and he acknowledged that he did sign this Power of Attorney, and that this is his free act and deed.

                                                              /s/ ANNE GILLILAND
                                                    Notary Public

                                                                    ANNE GILLILAND, Notary Public
[Seal]                                                                                                    In and For The State of Ohio
                                                                    My Commission Expires April 9, 2013

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Peoples Bancorp Inc., an Ohio corporation, hereby constitutes and appoints Mark F. Bradley, Edward G. Sloane, and Rhonda L. Mears, or any of them, as his true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign Peoples Bancorp Inc.’s  Registration Statement on Form S-3, including any and all amendments (including pre-effective and post-effective amendments), and any documents or instruments related thereto, and to file the same, with any and all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and grants unto each of said attorneys-in-fact and agents, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, and hereby ratifies and confirms all things that each of said attorneys-in-fact and agents, or any of them or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

    IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 26th day of February, 2009.

/s/ DAVID L. MEAD
      [Signature]

                                  David L. Mead
              [Printed Name]

On this 26th day of February, 2009, did appear David L. Mead, a person known by me, and he acknowledged that he did sign this Power of Attorney, and that this is his free act and deed.

                                                           /s/ ANNE GILLILAND
                                                 Notary Public

                                                                 ANNE GILLILAND, Notary Public
[Seal]                                                                                                 In and For The State of Ohio
                                                                 My Commission Expires April 9, 2013

POWER OF ATTORNEY

    KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Peoples Bancorp Inc., an Ohio corporation, hereby constitutes and appoints Mark F. Bradley, Edward G. Sloane, and Rhonda L. Mears, or any of them, as his true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign Peoples Bancorp Inc.’s  Registration Statement on Form S-3, including any and all amendments (including pre-effective and post-effective amendments), and any documents or instruments related thereto, and to file the same, with any and all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and grants unto each of said attorneys-in-fact and agents, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, and hereby ratifies and confirms all things that each of said attorneys-in-fact and agents, or any of them or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

    IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 26th day of February, 2009.

/s/ ROBERT W. PRICE
      [Signature]

                                Robert W. Price
             [Printed Name]

On this 26th day of February, 2009, did appear Robert W. Price, a person known by me, and he acknowledged that he did sign this Power of Attorney, and that this is his free act and deed.

                                                             /s/ ANNE GILLILAND
                                                   Notary Public

                                                                   ANNE GILLILAND, Notary Public
[Seal]                                                                                                   In and For The State of Ohio
                                                                   My Commission Expires April 9, 2013

POWER OF ATTORNEY

    KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Peoples Bancorp Inc., an Ohio corporation, hereby constitutes and appoints Mark F. Bradley, Edward G. Sloane, and Rhonda L. Mears, or any of them, as his true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign Peoples Bancorp Inc.’s  Registration Statement on Form S-3, including any and all amendments (including pre-effective and post-effective amendments), and any documents or instruments related thereto, and to file the same, with any and all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and grants unto each of said attorneys-in-fact and agents, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, and hereby ratifies and confirms all things that each of said attorneys-in-fact and agents, or any of them or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

    IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 26th day of February, 2009.

/s/ THEODORE P. SAUBER
      [Signature]

                             Theodore P. Sauber
              [Printed Name]

On this 26th day of February, 2009, did appear Theodore P. Sauber, a person known by me, and he acknowledged that he did sign this Power of Attorney, and that this is his free act and deed.

                                                                  /s/ ANNE GILLILAND
                                                        Notary Public

                                                                        ANNE GILLILAND, Notary Public
[Seal]                                                                                                        In and For The State of Ohio
                                                                        My Commission Expires April 9, 2013

POWER OF ATTORNEY

    KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Peoples Bancorp Inc., an Ohio corporation, hereby constitutes and appoints Mark F. Bradley, Edward G. Sloane, and Rhonda L. Mears, or any of them, as his true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign Peoples Bancorp Inc.’s  Registration Statement on Form S-3, including any and all amendments (including pre-effective and post-effective amendments), and any documents or instruments related thereto, and to file the same, with any and all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and grants unto each of said attorneys-in-fact and agents, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, and hereby ratifies and confirms all things that each of said attorneys-in-fact and agents, or any of them or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

    IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 26th day of February, 2009.

/s/ PAUL T. THEISEN
      [Signature]

                                 Paul T. Theisen
               [Printed Name]

On this 26th day of February, 2009, did appear Paul T. Theisen, a person known by me, and he acknowledged that he did sign this Power of Attorney, and that this is his free act and deed.

                                                                /s/ ANNE GILLILAND
                                                      Notary Public

                                                                      ANNE GILLILAND, Notary Public
[Seal]                                                                                                      In and For The State of Ohio
                                                                      My Commission Expires April 9, 2013

POWER OF ATTORNEY

    KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Peoples Bancorp Inc., an Ohio corporation, hereby constitutes and appoints Mark F. Bradley, Edward G. Sloane, and Rhonda L. Mears, or any of them, as his true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign Peoples Bancorp Inc.’s  Registration Statement on Form S-3, including any and all amendments (including pre-effective and post-effective amendments), and any documents or instruments related thereto, and to file the same, with any and all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and grants unto each of said attorneys-in-fact and agents, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, and hereby ratifies and confirms all things that each of said attorneys-in-fact and agents, or any of them or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

    IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 26th day of February, 2009.

/s/ JOSEPH H. WESEL
      [Signature]

                                Joseph H. Wesel
              [Printed Name]

On this 26th day of February, 2009, did appear Joseph H. Wesel, a person known by me, and he acknowledged that he did sign this Power of Attorney, and that this is his free act and deed.

                                                                       /s/ ANNE GILLILAND
                                                             Notary Public

                                                                            ANNE GILLILAND, Notary Public
[Seal]                                                                                                            In and For The State of Ohio
                                                                            My Commission Expires April 9, 2013

POWER OF ATTORNEY

    KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Peoples Bancorp Inc., an Ohio corporation, hereby constitutes and appoints Mark F. Bradley, Edward G. Sloane, and Rhonda L. Mears, or any of them, as his true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign Peoples Bancorp Inc.’s  Registration Statement on Form S-3, including any and all amendments (including pre-effective and post-effective amendments), and any documents or instruments related thereto, and to file the same, with any and all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and grants unto each of said attorneys-in-fact and agents, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, and hereby ratifies and confirms all things that each of said attorneys-in-fact and agents, or any of them or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

    IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 26th day of February, 2009.

/s/ THOMAS J. WOLF
      [Signature]

                                    Thomas J. Wolf
                                                                                                                                                                 [Printed Name]

On this 26th day of February, 2009, did appear Thomas J. Wolf, a person known by me, and he acknowledged that he did sign this Power of Attorney, and that this is his free act and deed.

                                                                      /s/ ANNE GILLILAND
                                                            Notary Public

                                                                            ANNE GILLILAND, Notary Public
[Seal]                                                                                                            In and For The State of Ohio
                                                                            My Commission Expires April 9, 2013